 Ex-10

T. F. JAMES COMPANY

SCHEDULE 3.12

Financial Statements

1.	The undeveloped property, located at Highway 35 & 93, in Polson, Montana, was deeded to the James Family Properties and is mistakenly listed on the Company's Schedule of Real Estate as of September 30, 2002; see also "Built-In-Gains" disclosures set forth on Schedule 3.9(a) and disclosures set forth on Schedule 3.13(12).
2.	See T.F. James Company and Subsidiaries Consolidated Financial Statement as of September 30, 2002 which follow.

T. F. JAMES COMPANY
AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS
TOGETHER WITH
INDEPENDENT AUDITORS’ REPORT
SEPTEMBER 30, 2002

OLSEN THIELEN & CO., LTD.
 Certified Public Accountants & Consultants

T. F. JAMES COMPANY AND SUBSIDIARIES
CONTENTS

INDEPENDENT AUDITORS' REPORT

CONSOLIDATED FINANCIAL STATEMENTS:

  Balance Sheet

  Statement of Operations and Retained Earnings

  Statement of Cash Flows

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

INDEPENDENT AUDITORS’ REPORT ON SUPPLEMENTARY INFORMATION

SUPPLEMENTARY FINANCIAL INFORMATION:

  Consolidating Schedules—

     Balance Sheet Information

     Statement of Operations and Retained Earnings (Deficit) Information

     Statement of Cash Flows Information

     Schedule of General and Administrative Expenses Information

     Schedule of Rental Income

     Schedule of Real Estate

INDEPENDENT AUDITORS' REPORT

Board of Directors
T. F. James Company and Subsidiaries
Minneapolis, Minnesota

We have audited the accompanying consolidated balance sheet of T. F. James Company (an Iowa corporation) and subsidiaries as of September 30, 2002 and 2001, and the related consolidated statements of operations and retained earnings and cash flows for the year and five months ended September 30, 2002 and 2001 and the year ended April 30, 2001.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of T. F. James Company and subsidiaries as of September 30, 2002 and 2001, and the results of their operations and their cash flows for the year and five months ended September 30, 2002 and 2001 and the year ended April 30, 2001, in conformity with accounting principles generally accepted in the United States of America.

/S/ Olsen Theilen & Co., LTD.
St. Paul, Minnesota
November 14, 2002

T. F. JAMES COMPANY AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2002 AND 2001

ASSETS

	2002	2001

Cash	$484,702	$361,869
Cash in Escrow	237,378	306,675
Accounts Receivable, Less Allowance for
Doubtful Accounts of $52,124	1,089,735	1,167,828
Rents Receivable	83,190	49,707
Income Taxes Receivable	116,337	57,702
Other Receivables	113,366	100,000
Inventory	124,878	140,608
Prepaid Expenses	13,974	13,974
Cash Value of Life Insurance	92,327	87,005
Mortgage Commitment Fees, Net	43,448	43,448
	2,399,335	2,328,816

Rental Real Estate	53,663,172	52,514,303
Real Estate Development in Progress	372,213	205,091
Less Accumulated Depreciation	(19,329,329)	(18,349,392)
Net Rental Real Estate	34,706,056	34,370,002

Other Property and Equipment	601,708	707,056
Less Accumulated Depreciation	(452,446)	(509,500)
Net Other Property and Equipment	149,262	197,556

TOTAL ASSETS	$37,254,653	$36,896,374

The accompanying notes are an integral part of the consolidated financial statements.

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES:	2002	2001

Notes Payable	$1,017,833	$665,779
Accounts Payable	1,871,081	1,928,297
Accrued Real Property Taxes	221,065	235,359
Accrued Interest Payable	256,138	256,138
Payable to Related Party	100,000	–
Rents Received in Advance	156,574	53,125
Retirement Contract Payable	93,249	41,468
Annuity Payable	605,997	655,942
Long-Term Debt	31,895,034	32,846,989
Total Liabilities	36,216,971	36,683,097

STOCKHOLDERS' EQUITY:
Common Stock, $100 Par Value, 1,250
Shares Authorized, 650 Shares
Issued, 165.5 Shares Outstanding	65,000	65,000
Retained Earnings	4,090,562	3,232,358
Cost of 484.5 Shares of Common Stock
Owned by Company	(3,117,880)	(3,084,081)
Total Stockholders' Equity	1,037,682	213,277

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$37,254,653	$36,896,374

T. F. JAMES COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS AND RETAINED EARNINGS
YEAR AND FIVE MONTHS ENDED SEPTEMBER 30, 2002 AND 2001 AND
YEAR ENDED APRIL 30, 2001

		2001
	2002	September 30	April 30
REVENUES:
Sales and Rental Income	$7,359,251	$3,300,873	$7,293,650
Less Cost of Sales and Operating Expenses	5,353,734	2,488,319	5,350,389
Gross Profit and Net Rental Income	2,005,517	812,554	1,943,261

Gain on Sale of Real Estate	898,275	15,614	1,095,615
Interest Income	16,572	4,985	32,862
Miscellaneous Income, Net	96,530	32,517	478,587
Net Revenues	3,016,894	865,670	3,550,325

GENERAL AND ADMINISTRATIVE EXPENSES	1,726,503	741,240	1,996,924

INCOME BEFORE INCOME TAXES	1,290,391	124,430	1,553,401

INCOME TAXES (BENEFIT)	45,624	(384,711)	707,309

NET INCOME	1,244,767	509,141	846,092

RETAINED EARNINGS at Beginning of Year	3,232,358	2,768,627	1,922,535

DIVIDENDS	(386,563)	(45,410)	–

RETAINED EARNINGS at End of Year	$4,090,562	$3,232,358	$2,768,627

The accompanying notes are an integral part of the consolidated financial statements.

T. F. JAMES COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CASH FLOWS
YEAR AND FIVE MONTHS ENDED SEPTEMBER 30, 2002 AND 2001 AND
YEAR ENDED APRIL 30, 2001

2001
2002	September 30	April 30

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	$1,244,767	$509,141	$846,092
Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities:
Depreciation	1,355,866	559,348	1,276,831
Gain on Sale of Property	(898,275)	(15,614)	(1,095,615)
Changes in Assets and Liabilities:
Cash in Escrow	69,297	(68,383)	34,555
Accounts Receivable	78,093	(393,944)	(78,440)
Rents Receivable	(33,483)	(29,289)	2,503
Other Receivable	(13,366)	–	–
Inventory	15,730	(902)	74,135
Prepaid Expenses	–	–	2,329
Accounts Payable	(57,216)	451,300	139,994
Accrued Real Property Taxes	(14,294)	72,389	(33,658)
Accrued Interest Payable	–	12,825	25,458
Rents Received in Advance	103,449	(135,930)	86,217
Retirement Contract Payable	51,781	(2,846)	(6,502)
Accrued Income Taxes	(58,635)	(437,631)	303,966
Deferred Income Taxes	–	(347,330)	199,839
Net Cash Provided By Operating Activities	1,843,714	173,134	1,777,704

CASH FLOWS FROM INVESTING ACTIVITIES:
Increase in Other Receivables	–	–	(100,000)
Purchase of Property and Equipment	(1,820,795)	(603,047)	(5,060,320)
Proceeds from Sale of Property and Equipment	1,075,444	24,300	2,651,092
Increase in Cash Value of Life Insurance, Net	(5,322)	2,515	(11,426)
Payments Received on Contract for Deed	–	9,896	31,526
Net Cash Used In Investing Activities	(750,673)	(566,336)	(2,489,128)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net Borrowing (Repayment) Under Line-of-Credit Agreements	352,054	479,033	(619,420)
Principal Payments of Long-Term Debt	(1,739,397)	(601,076)	(2,386,334)
Proceeds from Issuance of Long-Term Debt	787,442	294,851	4,114,262
Change in Treasury Stock	(33,799)	–	–
Related Party Loans, Net	100,000	–	(13,460)
Decrease in Annuity Payable	(49,945)	–	(33,837)
Payment of Dividends	(386,563)	(45,410)	–
Net Cash Provided By (Used In) Financing Activities	(970,208)	127,398	1,061,211

NET INCREASE (DECREASE) IN CASH	122,833	(265,804)	349,787

CASH at Beginning of Year	361,869	627,673	277,886

CASH at End of Year	$484,702	$361,869	$627,673

Net Cash Provided By (Used In) Financing Activities	(970,208)	127,398	1,061,211

NET INCREASE (DECREASE) IN CASH	122,833	(265,804)	349,787

CASH at Beginning of Year	361,869	627,673	277,886

CASH at End of Year	$484,702	$361,869	$627,673

The accompanying notes are an integral part of the consolidated financial statements.

T. F. JAMES COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

The Company's principal line of business is the purchase, sale and operation of rental property.  The Company holds real estate in five states concentrated mostly in the midwest.

Accounting Estimates

The presentation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries.  All material intercompany transactions and accounts have been eliminated in consolidation.

Inventory

Inventories of finished goods are valued at the lower of first-in, first-out cost or market.

Property and Depreciation

Property and equipment are recorded at original cost.  Additions, improvements or major renewals are capitalized.  Any gains or losses on property and equipment retirements are reflected in the current year operations.

Depreciation is computed using the straight-line and declining balance methods at rates based on the asset's useful life as follows:

Buildings	5-40 years
Rental Equipment	7-8 years
Furniture and Fixtures	2-7 years
Transportation Equipment	3-5 years

Interest

The Company capitalizes interest related to assets during their construction.  For the year and five months ended September 30, 2002 and 2001 and the year ended and April 30, 2001, $0 and $0 and $156,948 was capitalized, $2,689,060 and $1,148,412 and $2,619,896 was expensed as rental operating expense, and $30,113 and $54,046 and $82,220 was expensed as general and administrative expense.

T. F. JAMES COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Credit Risk

Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of trade receivables.  Concentrations of credit risk with respect to trade receivables are limited due to the Company’s large number of customers and their dispersion across many different industries.  The Company requires no collateral from its customers.  Historically, the Company has not incurred significant credit related losses and believes no significant credit risk exists at September 30, 2002.

Income Taxes

Prior to May 1, 2001 the provision for income taxes consisted of an amount for taxes that were currently payable and a provision for tax consequences deferred to future periods.  Deferred income taxes were recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.  Deferred income tax assets and liabilities were measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences were expected to be recovered or settled.  The major temporary difference that gave rise to the net deferred tax liability was alternative minimum tax credit carryforwards and depreciation, which for tax purposes is determined based on accelerated methods and shorter lives.

As of May 1, 2001 the Company elected to have its income taxed to the shareholders under Subchapter S of the Internal Revenue Code.  Therefore, for the years subsequent to April 30, 2001 the statements will not include a provision for income taxes, except for the benefit due to the reversal of previously recorded deferred income taxes.

Reclassification

Certain reclassifications have been made to the 2001 financial statements to conform to the 2002 presentations.  These reclassifications had no effect on net income or total stockholders’ equity.

NOTE 2 - CASH VALUE OF LIFE INSURANCE

The Company has $207,000 of life insurance on a former shareholder.  The cash value of life insurance is presented net of life insurance loans:

	2002	2001
Cash Surrender Value	$527,057	$498,531
Policy Loans	434,730	411,526

Net Cash Value	$92,327	$87,005

NOTE 3 - NOTES PAYABLE

Notes payable consists of two lines of credit agreements totaling $1,310,000.  Interest is paid monthly at 1% above the prime rate.  The notes are secured by real estate.

T. F. JAMES COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4 - LONG-TERM DEBT

Long-term debt and related pledged assets are as follows:

	2002	2001
Real Estate Mortgages payable in monthly installments with 6.5% to 10.5% interest. Mortgages are secured by real estate.	$31,846,317	$32,783,621

Notes payable in monthly installments with 1.9% to 10% interest. The notes are secured by transportation equipment.	48,717	63,368

Total	$31,895,034	$32,846,989

The principal payments required during the next five years are:  2003  $1,749,000; 2004  $2,263,000; 2005  $1,815,000; 2006  $1,837,000; and 2007  $1,916,000.

NOTE 5 - INCOME TAXES

The Company elected to be a Subchapter S corporation beginning May 1, 2001.  Therefore, deferred income tax liabilities were eliminated resulting in a recognition of income tax benefits in 2001.

The provisions for income tax expense includes the following components:

2001
2002	September 30	April 30

Current Payable:
Federal	$(1,044)	$(41,880)	$381,099
State	46,668	4,499	126,371
Total	45,624	(37,381)	507,470

Deferred:
Federal	–	(169,742)	167,075
State	–	(177,588)	32,764
	–	(347,330)	199,839

Total Income Tax Expense (Benefit)	$45,624	$(384,711)	$707,309

The Company is subject to a built-in gains tax on asset appreciation.  The appreciation is calculated as of the Subchapter S election date and is the excess of the fair market value of all corporate assets over their tax bases.  The tax is imposed at the maximum federal rate of 35% and is based on the

Company’s asset appreciation that is realized within ten years after the Subchapter S election.  Asset appreciation as of May 1, 2001 is approximately $34,800,000.

T. F. JAMES COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5 - INCOME TAXES AND INVESTMENT TAX CREDITS (Continued)

When a company changes from a C corporation to an S corporation it would continue to recognize a deferred tax liability to the extent it would be subject to the builtin gains tax.  Deferred tax liabilities were eliminated May 1, 2001 since the realized asset appreciation for the ten year period cannot be reasonably estimated.

Built in gains of approximately $580,000 were recognized in the year ended September 30, 2002.  Alternative minimum tax credit carryforwards of approximately $310,000 were used to offset the built in gains income tax liability.

NOTE 6 - RENTAL INCOME UNDER OPERATING LEASES

The Company rents various real estate under noncancelable leases.  Real estate consists primarily of retail store buildings and related land.  Most leases include provisions for additional rent based on excess sales.  All of these leases, with terms of from one to twenty years, have been accounted for as operating leases.

The following is a schedule of future minimum rental revenue due under operating leases that have initial or remaining noncancelable lease terms in excess of one year as of September 30, 2002:

2003	$5,932,000
2004	5,555,000
2005	5,069,000
2006	4,750,000
2007	4,354,000
Later Years	13,964,000

Total Minimum Rental Revenue	$39,624,000

NOTE 7 - ANNUITY PAYABLE

On July 15, 1979, the Company purchased 475 shares of its common stock in exchange for a lifetime annuity payable to the former shareholder.  The annuity contract provides for monthly payments of $11,786.  The stock purchased and the liability for the annuity were recorded at the present value of the expected future payments discounted using a 6% rate and IRS mortality tables.  The liability and treasury stock is adjusted annually based on the life expectancy of the former shareholder.  Treasury stock increased $33,799 and $0 during the years ended September 30, 2002 and 2001 as a result of this adjustment.

T. F. JAMES COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 8 - STOCK REDEMPTION AGREEMENT

The Company has a stock redemption agreement with all stockholders requiring the corporation to purchase the outstanding shares of any stockholder upon death.  The agreement requires an unspecified payment at time of death and the remainder to be paid in installments over five years with 8% interest.  The Company has sufficient life insurance on all stockholders to meet current redemption agreement requirements.  The agreement allows transfer by gift or sale to members of a stockholder's family, other stockholders or children of any other stockholder.  This agreement also restricts the sale of corporation stock to outsiders by giving the corporation and other stockholders first option to purchase at a predetermined price.

NOTE 9 - SUPPLEMENTAL CASH FLOW INFORMATION

2001
2002	September 30	April 30

Cash Payments For:
Interest	$2,719,173	$1,189,134	$2,665,447
Income Taxes	104,259	400,250	203,504

NOTE 10 - RETIREMENT CONTRACT

The Company is making monthly payments of $816, including 7% interest, to a retired employee which will continue to September 1, 2006.

The Company has a lifetime annuity payable to a former employee.  The annuity contract provides for monthly payments of $867.  The liability for the annuity was recorded at the present value of expected future payments discounted using a 6% late and IRS mortality tables.  The liability is adjusted annually based on the life expectancy of the former employee.

INDEPENDENT AUDITORS' REPORT ON SUPPLEMENTARY INFORMATION

Board of Directors
T. F. James Company and Subsidiaries
Minneapolis, Minnesota

Our report on the audits of the basic financial statements of T. F. James Company and subsidiaries as of September 30, 2002 and 2001 appears on page 1.  Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole.  The supplementary information on pages 12-26 is presented for the purpose of additional analysis and is not a required part of the basic financial statements.  Such information has been subjected to the procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

/S/ Olsen Theilen & Co., LTD
St. Paul, Minnesota
November 14, 2002

T. F. JAMES COMPANY AND SUBSIDIARIES

CONSOLIDATING BALANCE SHEET INFORMATION
SEPTEMBER 30, 2002

ASSETS

	Consolidated	Eliminations	T. F. James Company	Jamestown Variety, Inc.	Westlake Liquors, Inc.
Cash	$ 484,702	$	$ 407,162	$	$ 77,540
Cash in Escrow	237,378		237,378
Accounts Receivable Less Allowance
for Doubtful Accounts of $52,124	1,089,735		1,089,735
Rents Receivable	83,190		83,190
Income Taxes Receivable	116,337		116,337

Other Receivables	113,366		113,366
Inventory	124,878				124,878
Prepaid Expenses	13,974		13,974
Cash Value of Life Insurance	92,327		92,327
Mortgage Commitment Fees, Net	43,448		43,448

Rental Real Estate	53,663,172		53,663,172
Real Estate Development in Progress	372,213		372,213
Other Property and Equipment	601,708		483,406		118,302
Accumulated Depreciation	(19,781,775)		(19,680,661)		(101,114)
Investment and Advances to Subsidiaries	–	(884,148)	884,148

TOTAL ASSETS	$ 37,254,653	$(884,148)	$37,919,195	$ –	$219,606

T. F. JAMES COMPANY AND SUBSIDIARIES

CONSOLIDATING BALANCE SHEET INFORMATION (Continued)
SEPTEMBER 30, 2002

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

	Consolidated	Eliminations	T. F. James Company	Jamestown Variety, Inc.	Westlake iquors, Inc.
LIABILITIES:
Notes Payable	$ 1,017,833	$	$ 1,017,833	$	$
Accounts Payable	1,871,081		1,848,060		23,021
Accrued Property Taxes	221,065		221,065
Accrued Interest Payable	256,138		256,138
Notes Payable to Related Parties	100,000	(220,046)	100,000		220,046
Rents Received in Advance	156,574		156,574
Retirement Contract Payable	93,249		93,249
Annuity Payable	605,997		605,997
Long-Term Debt	31,895,034		31,895,034
Total Liabilities	36,216,971	(220,046)	36,193,950	–	243,067

STOCKHOLDERS' EQUITY (DEFICIT): Common Stock $100 Par Value, 1,250
Shares Authorized, 650 Shares Issued,
165.5 Shares Outstanding	65,000	(100,100)	65,000	100,000	100
Paid in Capital	–	(564,002)		394,694	169,308
Retained Earnings (Deficit)	4,090,562		4,778,125	(494,694)	(192,869)
Cost of 484.5 Shares of Common
Stock Owed by Company	(3,117,880)		(3,117,880)
Total Stockholders' Equity (Deficit)	1,037,682	(664,102)	1,725,245	–	(23,461)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$ 37,254,653	$(884,148)	$37,919,195	$ –	$219,606

T. F. JAMES COMPANY AND SUBSIDIARIES

CONSOLIDATING STATEMENT OF OPERATIONS AND
RETAINED EARNINGS (DEFICIT) INFORMATION
YEAR ENDED SEPTEMBER 30, 2002

	Consolidated	Eliminations	T. F. James Company	Jamestown Variety, Inc.	Westlake Liquors, Inc.
REVENUES:
Sales and Rental Income	$ 7,359,251	$(42,000)	$6,356,493		$$1,044,758
Less Cost of Sales and Operating Expenses	5,353,734		4,518,447		835,287
Gross Profit and Net Rental Income	2,005,517	(42,000)	1,838,046	–	209,471

Gain on Sale of Property	898,275		898,275
Interest Income	16,572		16,572
Miscellaneous Income, Net	96,530		96,530
Net Revenues	3,016,894	(42,000)	2,849,423	–	209,471

GENERAL AND ADMINISTRATIVE EXPENSES	1,726,503	(42,000)	1,540,880	–	227,623

INCOME (LOSS) BEFORE INCOME TAXES	1,290,391	–	1,308,543	–	(18,152)

INCOME TAXES	45,624	–	45,624	–	–

NET INCOME (LOSS)	1,244,767	–	1,262,919	–	(18,152)

RETAINED EARNINGS (DEFICIT) at Beginning of Year	3,232,358	–	3,901,769	(494,694)	(174,717)

DIVIDENDS	(386,563)	–	(386,563)	–	–

RETAINED EARNINGS (DEFICIT) at End of Year	$ 4,090,562	$ –	$4,778,125	$(494,694)	$ (192,869)

T. F. JAMES COMPANY AND SUBSIDIARIES
CONSOLIDATING STATEMENT OF CASH FLOWS INFORMATION
YEAR ENDED SEPTEMBER 30, 2002

	Consolidated	Eliminations	T. F. James Company		Jamestown Variety, Inc.	Westlake Liquors, Inc.
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income Loss)	$ 1,244,767		$$1,262,919		$	$ (18,152)
Adjustments to Reconcile Net Income (Loss) to Net
Cash Provided By (Used In) Operating Activities:
Depreciation	1,355,866		1,353,639			2,227
Gain on Sale of Property	(898,275)		(898,275)
Changes in Assets and Liabilities::
Cash in Escrow	69,297		69,297
Accounts Receivable	78,093		78,093
Rents Receivable	(33,483)		(33,483)
Other Receivable	(13,366)		(13,366)
Inventory	15,730					15,730
Accounts Payable	(57,216)		(36,505)			(20,711)
Accrued Real Property Taxes	(14,294)		(14,294)
Rents Received in Advance	103,449		103,449
Retirement Contract	51,781		51,781
Accrued Income Taxes	(58,635)		(58,635)
Net Cash Provided By (Used In) Operating Activities	1,843,714	–	1,864,620	#	–	(20,906)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of Property and Equipment	(1,820,795)		(1,809,926)			(10,869)
Proceeds from Sale of Property and Equipment	1,075,444		1,075,444
Increase in Cash Value of Life Insurance	(5,322)		(5,322)
Net Cash Used In Investing Activities	(750,673)	–	(739,804)		–	(10,869)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net Receipts Under Line-of-Credit Agreements	352,054		352,054
Principal Payments of Long-Term Debt	(1,739,397)		(1,739,397)
Proceeds from Issuance of Long-Term Debt	787,442		787,442
Change in Treasury Stock	(33,799)		(33,799)
Related Party Loans	100,000		100,000
Decrease in Annuity Payable	(49,945)		(49,945)
Payment of Dividends	(386,563)		(386,563)
Net Cash Used in Financing Activities	(970,208)	–	(970,208)		–	–
NET INCREASE (DECREASE) IN CASH	122,833	–	154,608		–	(31,775)
CASH at Beginning of Year	361,869	–	252,554		–	109,315
CASH at End of Year	$ 484,702	$ –	$ 407,162		$ –	$ 77,540

T. F. JAMES COMPANY AND SUBSIDIARIES

CONSOLIDATING SCHEDULE OF GENERAL AND
ADMINISTRATIVE EXPENSES INFORMATION
YEAR ENDED SEPTEMBER 30, 2002

	Consolidated	Eliminations	T. F. James Company	Westlake Liquors, Inc.
Annuity Expense	$ 57,688	$	$ 57,688	$
Auto	7,129		7,129
Advertising	4,317		2,090	2,227
Board Fees	72,000		72,000
Computer Services	2,573		2,573

Depreciation	49,079		45,212	3,867
Donations	2,070		1,795	275
Group Insurance	101,369		97,812	3,557
General Insurance	63,255		63,255
Interest	30,113		30,113

Legal, Accounting and Architectural	136,606		136,606
Mortgage Fees	5,500		5,500
Officers' Life Insurance	86,296		86,296
Operating	76,393		53,936	22,457
Payroll Taxes	51,484		42,989	8,495

Real Estate Taxes	45,065		30,431	14,634
Rents	–	(42,000)		42,000
Repairs and Maintenance	11,836		7,971	3,865
Supplies	108			108

Telephone	23,094		20,816	2,278
Travel and Entertainment	15,003		15,003
Utilities	8,530			8,530
Wages and Benefits	876,995		761,665	115,330

TOTAL	$ 1,726,503	$(42,000)	$1,540,880	$227,623

T. F. JAMES COMPANY AND SUBSIDIARIES

SCHEDULE OF RENTAL INCOME
YEAR ENDED SEPTEMBER 30, 2002

	Gross Rental Income	Interest	Taxes	Other Operating Expense	Building Depreciation	Total Expenses	Net Rental Income (Loss)
MINNESOTA:
Andover - Tom Thumb	$ 10,625	$	$	$	$ 2,612	$ 2,612	$ 8,013
Anoka	77,410	16,894		11,328	7,651	35,873	41,537
Bethel	31,710	14,601			7,861	22,462	9,248
Blaine	48,037			4,703	8,359	13,062	34,975
Bloomington	1,815			2,157	748	2,905	(1,090)
Brooklyn Park-63rd Ave(retail)	12,860			419		419	12,441
Buffalo	46,858	15,054		198	6,440	21,692	25,166
Burnsville - Phase I	129,853	27,014		(3,438)	19,498	43,074	86,779
Burnsville - Phase II	79,055	34,244	672	2,045	16,775	53,736	25,319
Centerville	30,055	5,707			5,782	11,489	18,566
Chanhassen	1,765,680	984,702	9,424	52,060	323,606	1,369,792	395,888
Eagan - Phase I	115,818	29,248		1,478	25,379	56,105	59,713
Eagan - Phase II	101,748	50,140		19,533		69,673	32,075
Eagan - PDQ	–	25,070		(765)	9,642	33,947	(33,947)
Eden Prairie	546,626	206,737	4,296	2,456	132,590	346,079	200,547
Excelsior	85,063	6,819	6,727	11,537	653	25,736	59,327
Faribault	40,781	6,050			980	7,030	33,751
Forest Lake - Crown Auto	42,000	7,902				7,902	34,098
Forest Lake - Retail	687,392	244,037		(15,719)	160,412	388,730	298,662
Glencoe	31,641	15,433		152	7,024	22,609	9,032
Greenwood	32,000	93,724	28,755	19,009	43,045	184,533	(152,533)
Ham Lake	27,552	7,160			5,576	12,736	14,816
Howard Lake	40,836	5,707			5,294	11,001	29,835
Inver Grove Heights	92,874	92,384		(1,641)	15,145	105,888	(13,014)
Lakeland	53,442	8,104			7,246	15,350	38,092
Lakeville	4,400	8,716	26,515	4,489	4,649	44,369	(39,969)
Lindstrom	13,451				2,864	2,864	10,587
Lino Lakes	40,784	7,175		(3,228)	9,206	13,153	27,631
Monticello	22,778			6,856	3,567	10,423	12,355
Mora	15,827				3,374	3,374	12,453
Mound	23,621				5,012	5,012	18,609
Mounds View	29,011	3,941			3,398	7,339	21,672
Northfield	–		10,317	2,206	2,688	15,211	(15,211)
Oakdale	86,461	18,312		14,749	13,115	46,176	40,285
Paynesville	28,879	14,459			7,106	21,565	7,314
Pine City	343,745	157,073	202	14,571	91,431	263,277	80,468
Prior Lake	64,940	57,876	2,970	4,868	13,843	79,557	(14,617)
Rochester	34,236	12,328			3,462	15,790	18,446
St. Louis Park	24,081	6,734		39	377	7,150	16,931
Sauk Rapids	–		5,642	3,752	3,845	13,239	(13,239)
Shoreview	15,900			120	4,402	4,522	11,378
St. Paul - West 7th Street	36,000	5,314			1,863	7,177	28,823

	Gross Rental Income	Interest	Taxes	Other Operating Expense	Building Depreciation	Total Expenses	Net Rental Income (Loss)
Willmar	43,262				5,366	5,366	37,896
Winsted	45,519	8,104			6,024	14,128	31,391
Total Minnesota	5,004,626	2,196,763	95,520	153,934	997,910	3,444,127	1,560,499

MONTANA:
Kalispell	$ 256,890	$ 86,612	$ 26,118	$ 600	$ 49,434	$ 162,764	$ 94,126
Livingston	196,114	50,745			45,960	96,705	99,409
Total Montana	453,004	137,357	26,118	600	95,394	259,469	193,535

NORTH DAKOTA:
Fargo	145,379	87,978	14,087	6,213	34,843	143,121	2,258
Jamestown	332,115	76,428	36,838	125,104	79,441	317,811	14,304
Total North Dakota	477,494	164,406	50,925	131,317	114,284	460,932	16,562

TENNESSEE:
Ripley	40,808	119,986	21,027	28,879	21,863	191,755	(150,947)
Total Tennessee	40,808	119,986	21,027	28,879	21,863	191,755	(150,947)

WISCONSIN:
Berlin	14,400		3,338	3,208		6,546	7,854
Ladysmith	165,410	65,761			48,297	114,058	51,352
Schofield	200,751	4,787	2,470	3,624	30,679	41,560	159,191
Total Wisconsin	380,561	70,548	5,808	6,832	78,976	162,164	218,397

TOTAL	$6,356,493	$2,689,060	$199,398	$321,562	$1,308,427	$4,518,447	$1,838,046

T. F. JAMES COMPANY AND SUBSIDIARIES

SCHEDULE OF REAL ESTATE
SEPTEMBER 30, 2002

	Date Acquired	Land	Buildings and Improvements	Total	Accumulated Depreciation	Net Book Value	Mortgage Or Note Payable
MINNESOTA:
Andover - Tom Thumb	1976-1978	$ 30,000	$ 77,951	$ 107,951	$ 64,677	$ 43,274	$
Anoka	1971	75,000	329,756	404,756	168,122	236,634	181,892
Bethel	1984	32,551	235,819	268,370	142,803	125,567	140,906
Blaine	1978-1979	30,349	250,774	281,123	199,567	81,556
Buffalo	1976-1979	31,000	193,050	224,050	154,066	69,984	140,269
Burnsville - Phase I	1985	81,561	584,949	666,510	324,972	341,538	391,309
Burnsville - Phase II	1986-1987	81,560	503,241	584,801	265,378	319,423	368,700
Centerville	1979-1982	15,214	173,449	188,663	124,407	64,256	61,450
Chanhassen	1986-1994, 2001-2002	1,796,596	13,055,779	14,852,375	1,928,749	12,923,626	11,112,725
Eagan - Phase I	1978-1981	16,542	332,866	349,408	214,906	134,502	322,789
Eagan - Phase II	1979-1984	34,196	562,497	596,693	418,144	178,549	553,352
Eagan - PDQ	1990-1991	15,000	290,512	305,512	114,774	190,738	276,676
Eden Prairie	1979-1990	84,781	3,983,677	4,068,458	2,218,371	1,850,087	2,566,871
Excelsior	1976	50,000	220,171	270,171	220,171	50,000	55,721
Faribault	1971	35,000	84,887	119,887	61,168	58,719	65,137
Forest Lake - Champion Auto	1978-1985	107,294	270,140	377,434	162,835	214,599	76,290
Forest Lake - Retail	1989, 2001	138,583	4,669,396	4,807,979	1,505,668	3,302,311	3,307,207
Glencoe	1984	55,697	210,739	266,436	127,029	139,407	140,617
Greenwood	1971-2000	225,300	1,181,399	1,406,699	237,870	1,168,829	1,028,159
Ham Lake	1976-1985	43,000	166,807	209,807	119,938	89,869	550,476
Howard Lake	1978-1982	20,879	158,810	179,689	114,076	65,613	61,450
Inver Grove Center	1984	87,061	454,359	541,420	284,819	256,601	226,027
Inver Grove - Undeveloped	1984	231,541		231,541		231,541	68,861
Lakeland	1977-1982	11,402	217,378	228,780	155,876	72,904	87,259
Lakeville	1971-1987	29,798	274,014	303,812	203,892	99,920	117,475
Lindstrom	1976	18,500	94,445	112,945	74,159	38,786
Lino Lakes	1978-1979	22,000	276,193	298,193	171,180	127,013	81,007
Long Prairie	2002	100,000	583,247	683,247	1,620	681,627	470,693
Monticello	1978-1979	58,685	107,024	165,709	82,260	83,449
Mora	1978-1979	32,000	101,184	133,184	80,659	52,525
Mound	1977-1979	47,788	150,234	198,022	119,745	78,277
Mounds View	1973	22,424	123,567	145,991	86,331	59,660	52,070
Oakdale	1977-1979	34,325	449,248	483,573	174,892	308,681	235,434
Paynesville	1984	27,375	213,172	240,547	129,089	111,458	139,532
Pine City - Tom Thumb	1978-1985	50,000	282,029	332,029	169,217	162,812	139,983

	Date Acquired	Land	Buildings and Improvements	Total	Accumulated Depreciation	Net Book Value	Mortgage Or Note Payable
Pine City - Pamida Center	1978-1989	132,099	2,460,892	2,592,991	1,053,497	1,539,494	1,700,114
Prior Lake - PDQ	1977-1984	39,218	393,833	433,051	248,334	184,717	638,723
Prior Lake - Undeveloped	1977-1984	30,235		30,235		30,235
Prior Lake 2	2002	165,000	257,521	422,521	715	421,806
Rochester	1972	44,000	148,653	192,653	110,483	82,170	132,732
St. Louis Park	1970	$ 35,000	$ 73,825	$ 108,825	$ 65,130	$ 43,695	$ 72,511
Sauk Rapids	1978-1981	13,500	115,354	128,854	88,830	40,024
Shoreview	1978-1979	24,000	132,049	156,049	102,687	53,362
St. Paul - West 7th Street	1972	55,000	96,373	151,373	89,291	62,082	56,929
Willmar	1973	36,610	250,803	287,413	131,253	156,160
Winsted	1978-1982	34,152	180,713	214,865	129,790	85,075	87,259
Total Minnesota		4,381,816	34,972,779	39,354,595	12,641,440	26,713,155	25,708,605

MONTANA:
Polson	1988	51,246		51,246		51,246
Libby	1989	97,676		97,676		97,676
Kalispell - Pamida Center	1989-1990	389,000	1,483,221	1,872,221	609,706	1,262,515	1,146,324
Kalispell - Undeveloped	1989	610,217		610,217		610,217	157,566
Livingston	1989-1990	195,693	1,378,792	1,574,485	548,520	1,025,965	640,401
Total Montana		1,343,832	2,862,013	4,205,845	1,158,226	3,047,619	1,944,291

NORTH DAKOTA:
Fargo	1962-1989	369,889	1,245,455	1,615,344	684,400	930,944	1,142,011
Jamestown	1974-1979	325,224	3,592,369	3,917,593	2,314,858	1,602,735	847,770
Total North Dakota		695,113	4,837,824	5,532,937	2,999,258	2,533,679	1,989,781

TENNESSEE:
Ripley	1974-1975	193,996	914,296	1,108,292	767,379	340,913	1,191,764
Ripley - Bank of Ripley	1978		123,520	123,520	98,472	25,048	132,418
Ripley - Pizza Hut	1975		68,082	68,082	68,082	–
Total Tennessee		193,996	1,105,898	1,299,894	933,933	365,961	1,324,182

WISCONSIN:
Berlin	1960	32,000	76,888	108,888	76,888	32,000
Ladysmith	1990	95,046	1,453,671	1,548,717	622,425	926,292	709,195
River Falls	2002	165,870		165,870		165,870	150,000
Schofield	1967-1987	149,000	1,297,426	1,446,426	897,159	549,267	20,263
Total Wisconsin		441,916	2,827,985	3,269,901	1,596,472	1,673,429	879,458

TOTAL REAL ESTATE		$7,056,673	$46,606,499	$53,663,172	$19,329,329	$34,333,843	$31,846,317

T. F. JAMES COMPANY

SCHEDULE 3.13

Absence of Certain Developments

1.

Since June 30, 2002, the Company has expended sums for architectural and other services to undertake the remodeling of the Company's Lakeville, Minnesota Strip Center.  When completed, this project is estimated to require in excess of $750,000.  This remodeling project is anticipated to begin in the winter of 2002-2003.

2.	Any mortgages on properties that were due for renewal after June 30, 2002 have been renewed. This is in the normal course of business.
3.	The Company may apply for and complete a loan transaction in the approximate amount of $3,200,000.00 with the Bremer Bank (or a similar lending institution) prior to or upon the Closing.
4.

The Company made Shareholder distributions in 2002 and 2003 in the approximate aggregate amount of $621,301.00.  An additional $3.2 million will be paid in January, 2003;  see attached 2002 and 2003 Payment to Stockholders.

5.	See Litigation disclosures set forth on Schedule 3.7.
6.	See also Schedule 3.17(h)(1 and 2)
7.	See disclosures under "Built-In-Gains Tax" set forth in Schedule 3.9(a)
8.	Bonus Accruals for payment to the employees of the Company as of the closing date will approximate $450,000. Payment on this Accrual must be made within 2½ months after the Closing Date.
9.	The Company sold the New York Life Insurance Company Policy #25 448 610 and the CUNA Mutual Life Insurance Company Policy #00758065, both in the name of Thomas F. James, to the James Family Properties in January 2003; see also disclosures set forth in Schedule 3.10(1 and 2) at "Life Insurance Policies".
10.	In January 2003, the Company transferred the Term Life Policies on the Company shareholders to each of the shareholders individually; see also Schedule 3.10 at "Term Life Policies on Present Shareholders".
11.	On January 27, 2003, the Company paid-in-full the individual annuities owed to each of Elaine Engels and James B. O'Rourke; see also Schedule 3.10 at "Annuities/Pensions to Former Employees".

12.	See disclosures regarding property located in Polson, Montana set forth on Schedule 3.12(1).
13.	On January 28, 2003, Douglas M. James, a Shareholder and an employee of the Company, purchased a _____ Volvo from the Company.
14.	In January of 2003 the Company paid to Charles Wm. James, a Shareholder and an employee of the Company $100,000 for the purchase of land in Kalispell, Montana; see also Schedules 3.31(1) and 3.26(2)

2002 AND 2003 PAYMENTS TO SHAREHOLDERS

	Douglas M. James	Judith Scherer	Thomas M. James	Charles Wm. James	Robert R. James	Thomas J. Legierski	TOTAL

3/29/2002	$5,000.00	$5,000.00	$5,000.00	$5,000.00	$5,000.00	$5,000.00	$30,000.00
4/15/2002	4,217.00	4,217.00	4,217.00	4,217.00	4,217.00	3,752.00	24,837.00
4/15/2002	19,109.00	19,109.00	19,109.00	19,109.00	19,109.00	17,002.00	112,547.00
6/14/2002	3,526.00	3,526.00	3,526.00	3,526.00	3,526.00	3,137.00	20,767.00
6/14/2002	15,977.00	15,977.00	15,977.00	15,977.00	15,977.00	14,214.00	94,099.00
9/16/2002	14,504.00	14,504.00	14,504.00	14,504.00	14,504.00	12,904.00	85,424.00
9/16/2002	3,201.00	3,201.00	3,201.00	3,201.00	3,201.00	2,848.00	18,853.00
12/13/2002	1,430.00	1,430.00	1,430.00	1,430.00	1,430.00	1,272.00	8,422.00
1/10/2003	6,479.00	5,479.00	6,479.00	6,479.00	6,479.00	5,765.00	37,160.00
1/21/2003	1,031.00	1,031.00	1,031.00	1,031.00	1,031.00	917.00	6,072.00
1/21/2003	26,534.00	26,534.00	26,534.00	26,534.00	26,534.00	23,605.00	156,275.00
1/21/2003	3,389.00	3,353.00	3,389.00	3,389.00	3,389.00	3,015.00	19,924.00
1/21/2003	550.00	550.00	550.00	550.00	550.00	490.00	3,240.00
1/21/2003	625.00	625.00	625.00	625.00	625.00	556.00	3,681.00

TOTAL	$105,572.00	$104,536.00	$ 105,572.00	$ 105,572.00	$ 105,572.00	$94,477.00	$ 621,301.00

T. F. JAMES COMPANY

SCHEDULE 3.14

Intellectual Property

7.

Service Mark Reg. No. 1,699,398;  Ser. No. 74-135,952, Filed by the Company on February 4, 1991  The mark consists of the letter "J" in a design which forms the stylized letters "TFJ".  See Service Mark below:

    [ TFJ LOGO]

8.	TFJamesco.com – domain name
9.	Various software such as real estate management software and GL software are owned by the Company and are under no restrictions or claims.
10.	The Company uses various "off-the-shelf" software in the conduct of its business for which no separate list has been prepared.

T. F. JAMES COMPANY

SCHEDULE 3.15

Compliance with Laws

None

T. F. JAMES COMPANY

SCHEDULE 3.16

Operating Contracts

Location	Contractor	Service	Contract Date	Contract Terms
Anoka, MN	Alley Brothers Lawn & Landscape 9804 – 302nd Avenue NW Princeton, MN 55371 Phone: (612) 282-4009	Snowplow	10/7/02	11/1/02 – 4/1/02 $65 per hour
Blaine, MN	Alley Brothers Lawn & Landscape 9804 – 302nd Avenue NW Princeton, MN 55371 Phone: (612) 282-4009	Snowplow	10/7/02	11/1/02 – 4/1/03 $65 per hour
Buffalo, MN	Tri-Co Tree Movers 5412 County Road 12N Buffalo, MN 55313 Phone: (763) 682-1050	Snowplow	10/10/02	11/1/02 – 4/1/03 $45 per hour
Burnsville, MN	Dennis Jenkins 14078 Natalie Road NE Prior Lake, MN 55372 Phone: (952) 440-2135	Snowplow	10/7/02	11/1/02 – 4/1/03 $236 per plow
Chanhassen, MN	Kahnke Bros., Inc. 1400 Arboretum Boulevard Victoria, MN 55386 Phone: (952) 443-3800	Snowplow	10/2/02	11/1/02 – 4/1/03 $40-$80 per hour based on equipment
Chanhassen, MN	Waste Management 124 Union Street, PO Box 119 Norwood Young America, MN 55368	Trash Service	8/30/95	$291 per month
Chanhassen, MN	Waste Management 124 Union Street, PO Box 119 Norwood Young America, MN 55368	Trash Service	3/14/02	$260 per month
Chanhassen, MN	Thyssen Lagerquist 1801 West River Road North Minneapolis, MN 55411 Phone: (612) 588-7844	Elevator	6/8/00	$140 per month 5 year term to June 2005 with automatic renewal unless terminated
Chanhassen, MN	ADT 2561 Territorial Road St. Paul, MN 55114 Phone: (888) 238-2666	Fire Sprinkler Monitor	4/11/95 (renewed 7/10/00)	5 Year term $1,488 per year
Chanhassen, MN	ADT 2561 Territorial Road St. Paul, MN 55114 Phone: (888) 238-2666	Fire Sprinkler Monitor	1/15/01	5 Year term $832 per year
Eagan, MN	Heikes Enterprises 19595 Lillehei Avenue Hastings, MN 55033 Phone: (651) 437-3847	Snowplow	10/7/02	11/1/02 – 4/1/03 $400 per plow 4-8" snow

Location	Contractor	Service	Contract Date	Contract Terms
Eden Prairie, MN	Kahnke Bros., Inc. 1400 Arboretum Boulevard Victoria, MN 55386 Phone: (952) 443-3800	Snowplow		11/1/02 – 4/1/03 $40-$80 per hour based on equipment
Eden Prairie, MN	Perfection Plus	Cleaning Service	1/23/97	$2,795 per month
Eden Prairie, MN	Aspen Waste 2951 Weeks Avenue SE Minneapolis, MN 55414	Trash Service		$450 per month
Excelsior, MN	Bernie Whetston 5835 Eureka Road Excelsior, MN 55331 Phone: (952) 474-4908	Snowplow	10/22/02	11/1/02 – 4/1/03 $60 per plow
Forest Lake, MN	Oakley Contracting 19480 Fenway Avenue North Forest Lake, MN 55025 Phone: (651) 464-2750	Snowplow	10/7/02	11/1/02 – 4/1/03 $42-$105 per hour based on equipment
Greenwood, MN	Bernie Whetston 5835 Eureka Road Excelsior, MN 55331 Phone: (952) 474-4908	Snowplow	10/22/02	11/1/02 – 4/1/03 $60 per plow
Inver Grove Heights, MN	Koehnen Landscaping & Trucking 9932 Rich Valley Boulevard Inver Grove Heights, MN 55077 Phone: (651) 450-1025	Snowplow	10/17/02	11/1/02 – 4/1/03 $125 per plow $45 per hour
Jamestown, ND	Brad Thronton	Snowplow	10/1/02	10/02 – 4/03 $1,500 per month
Jamestown, ND	Ella Rettig	Mall Manager		$650 per month
Lakeville, MN	Reisinger Lawn & Snowplowing PO Box 507 Lakeville, MN 55044 Phone: (952) 469-6695	Snowplow	10/14/02	11/1/02 – 4/1/03 $50 per hour
Line Lakes, MN	Breen Enterprises 14001 Julliard Street NE Forest Lake, MN 55025 Phone: (651) 982-6292	Snowplow	10/21/02	11/1/02 – 4/1/03 $95 per plow
Oakdale, MN	D and R & Son, Inc. 1245 Granada Avenue North Oakdale, MN 55128 Phone: (651) 295-0811	Snowplow	10/23/02	11/1/02 – 4/1/02 $95 per plow up to 6" $55 per hour
Oakdale, MN	TruGreen ChemLawn Maplewood, MN	Lawn Fertilizer	10/23/02	$290 per year
Pine City, MN	Stransky Construction 645 NE 2nd Street Pine City, MN 55063 Phone: (320) 629-6589	Snowplow	10/17/02	1/1/02 – 4/1/03 $45 - $85 per hour based on equipment
Prior Lake, MN	Dennis Jenkins 14078 Natalie Road NE Prior Lake, MN 55372 Phone: (952) 440-2135	Snowplow	10/7/02	11/1/02 -4/1/03 $177 per plow

Location	Contractor	Service	Contract Date	Contract Terms
Golden Valley, MN	GMAC Financial Services	2002 Bravada Oldsmobile	09/23/01	$570.50 per month for 60 months *See also Schedule 3.29
Burnsville, MN	Chrysler Financial Company L.L.C.	2001 Jeep Grand Cherokee	05/17/01	$650.38 per month for 60 months *See also Schedule 3.29

T. F. JAMES COMPANY

SCHEDULE 3.17

Real Estate

Schedule 3.17 (a):

The following properties/locations are owned by the Company:

LOCATION	BUILDING DESCRIPTION	ADDRESS
Andover	Tom Thumb # 255	15825 7th Avenue, Andover, MN 55303
Anoka	River Road Shopping Ctr.	504 - 516 East River Road, Anoka, MN 55303
Blaine	Tom Thumb #180	601 - 641 Main Street NE, Blaine, MN 55433
Burnsville 1	PDQ #210 Strip	13700 - 13720 County Road 11, Burnsville, MN 55337
Burnsville 2	Phase 2 Strip	13600 - 13614 County Road 11, Burnsville, MN 55337
Buffalo	Tom Thumb #218	401 - 409 East Highway 55, Buffalo, MN 55313
Centerville	Tom Thumb #295	1801 Main Street, Centerville, MN 55038
Centerville	Undeveloped Land	Next door to 1801 Main Street, Centerville, MN 55038
Chanhassen 1	Byerlys	800 West 78th Street, Chanhassen, MN 55317
Chanhassen 2	Retail Center	816 - 860 West 78th Street, Chanhassen, MN 55317
Chanhassen 3	Kinko's Copy Center	880 West 78th Street, Chanhassen, MN 55317
Chanhassen 4	TCF Bank	900 West 78th Street, Chanhassen, MN 55317
Chanhassen 5	Office Max	960 West 78th Street, Chanhassen, MN 55317
Chanhassen 6	Retail Center Phase 2	910 - 950 West 78th Street, Chanhassen, MN 55317
East Bethel	Tom Thumb #243	4825 East Viking Road, East Bethel, MN 55092
Eagan 1	Hilltop Plaza	4160 - 4166 Pilot Knob Road, Eagan, MN 55123
Eagan 2	Hilltop Plaza	4168 - 4180 Pilot Knob Road, Eagan, MN 55123
Eagan 3	PDQ #213	4198 Pilot Knob Road, Eagan, MN 55123
Eden Prairie	Central Bank Building	6640 Shady Oak Road, Eden Prairie, MN 55344
Excelsior	Water Street Strip	10 Water Street & 324 - 332 Lake Street, MN 55331
Fargo	Express Shopping Center	1431 - 1441 South University Avenue, Fargo, ND 58102
Faribault	CSK Auto Store	1233 West Highway 60, Faribault, MN 55021
Forest Lake 1	Champion Auto Store #407	107 SW. 12th Street, Forest Lake, MN 55025
Forest Lake 2	West Lake Shopping Center	119 - 289 SW. 12th Street, Forest Lake, MN 55025
Glencoe	Tom Thumb #246	415 Chandler Avenue North, Glencoe, MN 55336
Greenwood 1	T.F. James Company	21500 Highway 7, Excelsior, MN 55331
Greenwood 2	Excelsior Chiropractic Clinic	21450 Highway 7, Excelsior, MN 55331
Ham Lake	Tom Thumb #185	16315 Highway 65, Ham Lake, MN 55303
Howard Lake	Tom Thumb #222	1025 6th Street, Howard Lake, MN 55343
Inver Grove Hts.	PDQ #212	5440 - 5472 Roberts Trail, Inver Grove Heights, MN 55077
Inver Grove Hts.	Undeveloped Land	Roberts Trail, Inver Grove Heights, MN 55077
Jamestown	Jamestown Mall	3rd Street N.E. & 3rd Avenue, Jamestown, ND 58401
Kalispell	Ernst Home Center	1441 Montana Highway 35, Kalispell, MT 59901
Kalispell	Undeveloped Land	Montana Highway 35, Kalispell, MT 59901
Ladysmith	Pamida #282	500 West 9th Street, Ladysmith, WI 54848
Lakeland	Tom Thumb #546	280 St. Croix Trail, Lakeland, MN 55043
Lakeville	Lakeville Strip	17440 - 17450 Kenwood Trail, Lakeville, MN 55044

LOCATION	BUILDING DESCRIPTION	ADDRESS
Libby	Undeveloped Land	Highway 2, Libby, MT
Lindstrom	Tom Thumb #178	100 West St. Croix Avenue, Lindstrom, MN 55055
Lino Lakes	Tom Thumb #197 Strip	797 Lake Drive, Lino Lakes, MN 55014
Livingston	Pamida	100 West Washington, Livingston, MT 59047
Long Prairie	Tom Thumb # 303	904 1st Avenue NE, Long Prairie, MN 56347
Monticello	Tom Thumb #583	110 Oakwood Drive, Monticello, MN 55362
Mora	Tom Thumb	Highway 23 & 65, Mora, MN 55362
Mound	PDQ 292	5550 Three Points Blvd., Mound, MN 55364
Moundsview	Interstate Brands	2701 Highway 10, Moundsview, MN 55112
Oakdale	Tom Thumb #214 Strip	1025 - 1043 Hadley Drive, Oakdale, MN 55128
Paynesville	Tom Thumb #244	28976 Collins Road, Paynesville, MN 55362
Pine City	Evergreen Square	100 - 170 Evergreen Square, Pine City, MN 55063
Pine City	Tom Thumb #248	1120 Hillside, Pine City, MN 55063
Prior Lake 1	PDQ Shopping Center	14161 - 14173 Commerce Ave., Prior Lake, MN 55372
Prior Lake 2	Undeveloped Land	Commerce Ave., Prior Lake, MN 55372
Prior Lake 3	Shopping Center	14123 - 14129 Commerce Ave., Prior Lake, MN 55372
Ripley	Shopping Center	309 - 319 South Washington, Ripley, TN 38063
River Falls	Undeveloped Land	SE Corner of STH 65 & Cemetary Road ( 830th Ave.)
Rochester	CSK Auto Store	2001 South Broadway, Rochester, MN 55901
Sauk Rapids	Tom Thumb Strip	1313 2nd Street North, Sauk Rapids, MN 55901
Schofield	Schofield Plaza	5302 - 5317 Business Highway 51, Schofield, WI 54476
Shoreview	Tom Thumb #195	5995 Hodgson Road, Shoreview, MN 55343
Saint Louis Park	Dilly Lilly	4611 Excelsior Blvd., St. Louis Park, MN 55411
St. Paul	Interstate Brands	1546 West 7th Street, St. Paul, MN 55102
Willmar	Sam Goody	701 South First Street, Willmar, MN 56201
Winsted	Tom Thumb #223	132 5th Street North, Winsted, MN 55395

Schedule 3.17(b)

Curbing was recently installed at the Company's Winsted, MN location.  The formal assessment has not yet been received by the Company; however, it is estimated to approximate $2,000.00.

Schedule 3.17(c)

None

Schedule 3.17(d)

See mortgages against Company's properties set forth in Schedule 3.22.

Schedule 3.17(e)

None

Schedule 3.17(f)

None

Schedule 3.17(g)

Several of the Company's locations are leased to convenience stores that purchase, store and sell gasoline.

Schedule 3.17(h)

1.

The Central Bank Building, located at 6640 Shady Oak Road, Eden Prairie, MN 55344, has a re-occurring problem with leaky window seals.  The Company has on several occasions made attempts to repair the leaks, however they appear to be an ongoing problem; see also Schedule 3.13(6)

2.	In April of 2002, The Company entered into an Agreement for Purchase and Sale of Commercial Real Estate with the Economic Development Authority of the City of Northfield, for the purchase of its property located at 110 North Water Street, Northfield, MN. The sale was in lieu of condemnation that allows the Company to qualify for an IRS Code Section 1033 exchange; see also disclosures set forth under "Built-In-Gains Tax" at Schedule 3.9(a) and Schedule 3.13(6).

Schedule 3.17(i)

None

Schedule 3.17(j)

None

Schedule 3.17(k)

None

Schedule 3.17(l)

None

T. F. JAMES COMPANY

SCHEDULE 3.19

Books and Records; Bank Accounts

Checking Accounts:                                                  Authorized Signers

Central Bank, Eden Prairie, MN                                 Douglas M. James
Account #270082                                                      Thomas J. Legierski
                                                                                  Robert J. Martin

Central Bank, Eden Prairie, MN                                 Douglas M. James
Account #270504                                                      Thomas J. Legierski
                                                                                  Robert J. Martin

Marshall & Ilsley Bank, Minneapolis, MN                   Douglas M. James
Account #110-6414                                                   Thomas J. Legierski
                                                                                   Robert J. Martin

Lake Elmo Bank, Lake Elmo, MN                              Douglas M. James
Account #927623                                                       Thomas J. Legierski
                                                                                   Robert J. Martin

Safe Deposit Box

Central Bank, Eden Prairie, MN                                 Douglas M. James
                                                                                  Thomas J. Legierski

Certificate of Deposit

Central Bank, Eden Prairie, MN                                 Douglas M. James
Account #305471                                                      Thomas J. Legierski

Escrow/Savings Account

Marshall & Ilsley Bank, Minneapolis, MN                   Heitman Financial*
Account #1915428

*    The Company remits an additional monthly payment to Heitman Financial which, in turn, is remitted by Heitman Financial to pay the real estate taxes on the Chanhassen Phase 1 Development.

T. F. JAMES COMPANY

SCHEDULE 3.20

Employees

1.                  The following employee list does not include the 4 owners/officers/shareholders of the Company.

Employee                               Job Desc.       Vacation*       Sick/Leave*

Richard Kvanbeck                   Prop Mgr/        4 weeks           6 days
                                               Leasing Agent

Anthony Oxborough                 Prop Mgr/        3 weeks           6 days
                                                          Leasing Agent

Robert Martin                          Payable/Rec./  4 weeks           6 days
                                                          Insurance

Brian Rose                              Gen. Maint.      2 weeks           6 days

Tonia Sikorski                          Receptionist     2 weeks           6 days
                                                          Clerk

*    The period of time indicated is a yearly amount.  No accumulation of vacation or sick leave is permitted.

2.                  There are no written employment contracts or benefit plans.

T. F. JAMES COMPANY

SCHEDULE 3.21

Permits

None

T. F. JAMES COMPANY

SCHEDULE 3.22

Mortgages and Tenant Leases

Mortgage                                         Location                                           Due Date

Marshall & Ilsley Bank                       Kalispell, MT                                      12/31/02
Lake Elmo Bank                                 Lakeland, Centerville, MN                 10/10/03
The County Bank                                Forest Lake, MN                               10/17/03
Twin City Federal                               Excelsior, MN                                    11/1/03
Premier Bank                                      West St. Paul, MN                             1/14/04
Twin City Federal                               Pine City, MN                                     4/1/04
Twin City Federal                               Paynesville, MN                                  4/1/04
Twin City Federal                               Glencoe, MN                                      4/1/04
Twin City Federal                               East Bethel, MN                                  4/1/04
Prior Lake State Bank                         Ham Lake, Moundsview, MN            8/15/05
Teachers Insurance                             Chanhassen, MN                                8/31/05
Oakley National Bank                          Buffalo, MN                                      9/10/05
Marshall & Ilsley Bank                        Chanhassen #2, MN                           1/27/06
Wells Fargo Bank                               Inver Grove, MN (Land)                     6/1/06
Marshall & Ilsley Bank                       Lakeville, MN                                      11/1/06
Lake Country State Bank                    Long Prairie, MN                                9/1/07
Marshall & Ilsley Bank                       Jamestown, ND                                   4/5/08
First Security State Bank                     Lino Lakes, MN                                 4/16/08
Marshall & Ilsley Bank                       Livingston, MT                                   12/10/08
U.S. Bank                                          Inver Grove, MN                                2/20/09
Lutheran Brotherhood                          Forest Lake, MN                               5/1/09
Lutheran Brotherhood                          Forest Lake, MN                               5/1/09
Marshall & Ilsley Bank                       Greenwood, MN                                 5/22/09
Marshall & Ilsley Bank                       Greenwood #2, MN                            9/2/09
American Express                              Pine City, MN                                     1/1/10
Valley Bank                                       Kalispell, MT                                       8/10/10
US Bank                                            Burnsville, MN                                    1/1/11
The County Bank                                Oakdale, MN                                     8/1/11
American Express                              Ladysmith, WS                                    9/1/11
First Security State Bank                     Anoka, MN                                       3/10/12
                                                          Burnsville #2, MN
                                                          St. Louis Park, MN
                                                          Winsted, MN

Mortgage                                         Location                                           Due Date

                                                          Howard Lake, MN
                                                          Rochester, MN
                                                          Faribault, MN
U.S. Bank                                          Eden Prairie, MN                                5/20/14
Standard Mtge Investors, LLC           Fargo, ND                                          9/1/14
American Express                              Eagan, MN                                         9/1/15
                                                          Prior Lake, MN
                                                          Ripley, TN

See attached tenant summary by location.

T. F. JAMES COMPANY

SCHEDULE 3.23

Subsidiaries

1.

The Company owns 100% of the stock in Westlake Liquors, Inc., a Minnesota corporation.  This is a retail off-sale establishment which leases space from the Company in the Forest Lake, Minnesota facility.  For Tax purposes, this entity is a "disregarded entity."

2.

Jamestown Variety, Inc., a former wholly-owned subsidiary of the Company, was involuntarily dissolved and ceased to exist with the North Dakota Secretary of State's office on August 6, 2001, for failure to file its 2000 Annual Report.

T. F. JAMES COMPANY

SCHEDULE 3.24

Insurance

1.

Business Property/Casualty Insurance – T. F. James Company and/or Westlake Liquors, Inc. DBA Westlake Warehouse Liquors and/or Peak Properties Development, for the period September 1, 2002 to September 1, 2003.  Insurance Carrier:  Cincinnati Insurance Company.  Policy Coverage:  (i) Commercial Main Package, Policy #COP2314667;  (ii) Commercial Package – Vacant Buildings, Policy #CPP0734709;  (iii) Commercial Umbrella, Policy #CCC4479494;  (iv) Commercial Automobile, Policy #CAP5450417;  (v) Workers Compensation, Policy #WC1914512-01.

T. F. JAMES COMPANY

SCHEDULE 3.25

Brokers and Finders

1.

The Company is obligated to CB Richard Ellis and its former agent, Joseph Sullivan, for a finder's fee in the approximate amount of $138,000, in connection with the transaction contemplated by the Agreement.

T. F. JAMES COMPANY

SCHEDULE 3.26

Relationship with Related Persons

1.

The Company is indebted to Mr. T. F. James (the father of each of the Shareholders other than Thomas Legierski) for an annuity which has a principal amount of approximately $600,000;  see also Schedule 3.10.

2.	The Company was indebted to Charles Wm. James as set forth in Schedules 3.31(14) and 3.31(1).
3.	See Guarantees by Shareholders on Debts of the Company set forth on Schedules 3.11 and 5.14 and Guarantees by the Company on behalf of the Shareholders set forth on Schedule 3.11.
4.	Stock Purchase Agreement by and between Phillip M. James, Thomas M. James, Douglas M. James, Judith James Scherer, Robert R. James, Charles W. James and Thomas J. Legierski and James Refrigeration Company, dated effective July 15, 1979; see also Schedule 3.2(1).

T. F. JAMES COMPANY

SCHEDULE 3.27

Hazardous Materials

None

T. F. JAMES COMPANY

SCHEDULE 3.28

Other Environmental Matters

Schedule of Underground Storage Tanks Owned by Tenants

LOCATION	TENANT
Andover, MN	Tom Thumb
Bethel, MN	Tom Thumb
Buffalo, MN	Tom Thumb
Blaine, MN	Tom Thumb
Burnsville #1, MN (Recently removed)	PDQ
Centerville, MN	Tom Thumb
Eagan, MN	PDQ
Glencoe, MN	Tom Thumb
Ham Lake, MN	Tom Thumb
Howard Lake, MN	Tom Thumb
Inver Grove, MN	PDQ
Lakeland, MN	Tom Thumb
Lino Lakes, MN	Tom Thumb
Lindstrom, MN	Tom Thumb
Monticello, MN	Tom Thumb
Mora, MN	Tom Thumb
Mound, MN	PDQ
Oakdale, MN	Tom Thumb
Paynesville, MN	Tom Thumb
Pine City, MN	Tom Thumb
Prior Lake, MN	PDQ
Shoreview, MN	Tom Thumb
Winsted, MN	Tom Thumb

Other Matters

The Inver Grove, Minnesota location has a tenant that performs on-site dry cleaning.  The Eagan, Minnesota and Burnsville, Minnesota locations have tenants that provide dry cleaning services off-site;  however, on-site dry cleaning services were previously performed at these locations.

T. F. JAMES COMPANY

SCHEDULE 3.29

Debt Instruments

Other than the mortgages which are set forth on Schedule 3.22, the Company has outstanding Debt Instruments with and with respect to the following:

Central Bank, Eden Prairie	Line of Credit
Marshall & Ilsley Bank	Line of Credit
*GMAC	Auto Loan - 2002 Bravada
*Chrysler Financial	Auto Loan - 2001 Jeep Grand Cherokee

*see also Schedule 3.16

[**Note to IRET – One or more of the currently owned vehicles may be purchased by one or more of the Shareholders prior to the closing.  We may need to add a covenant in the Agreement to reflect this]

T. F. JAMES COMPANY

SCHEDULE 3.31

Shareholder Loans

1.

The Company was indebted to Charles Wm. James, a Shareholder and an employee of the Company, in the amount of $100,000 for land purchased by the Company in Kalispell, Montana. This debt was paid in full in January, 2003; see also Schedules 3.13(14) and 3.26(2).

T. F. JAMES COMPANY

SCHEDULE 3.33

Absence of Certain Business Practices

None

T. F. JAMES COMPANY

SCHEDULE 3.34

Trade Regulation

None

T. F. JAMES COMPANY

SCHEDULE 3.35

Representations Regarding the Shareholders

Each of the Shareholders' right, title and interest in and to the Company Common Stock, other than Thomas J. Legierski, is Encumbered by a Federal Tax Lien which was issued by the IRS on March 29, 2000, and filed in the office of the Minnesota Secretary of State on April 30, 2001.  The amount of the IRS Tax Lien as stated on the April 30, 2001 filing with the Minnesota Secretary of State is $350,660.15.  As of January 31, 2003, the Federal Tax Lien is estimated to approximate $459,325, including interest accrued from June 29, 1999 through January 31, 2003 in the amount of 108,657.00;  see also Schedule 3.5.

T. F. JAMES COMPANY

SCHEDULE 5.5

Restrictions on New Contracts

None

T. F. JAMES COMPANY

SCHEDULE 5.14

Shareholder Guarantees

Each of the Company Shareholders have personally guaranteed the following Indebtedness of the Company;  see also Schedules 3.11 and 3.26(3):

Indebtedness Owed To:	Description of Purpose/Location

Central Bank	Line of Credit
Marshall & Ilsley Bank	Line of Credit
Marshall & Ilsley Bank	Mortgage Loan, Schofield, WI
Marshall & Ilsley Bank	Mortgage Loan, Kalispell, MT
Twin City Federal	Mortgage Loan, Excelsior, MN
Premier Bank	Mortgage Loan, St. Paul, MN
Oakley National Bank	Mortgage Loan, Buffalo, MN
Marshall & Ilsley Bank	Mortgage Loan, Chanhassen #2, MN
Wells Fargo Bank	Mortgage Loan, Inver Grove Land, MN
Marshall & Ilsley Bank	Mortgage Loan, Lakeville, MN
Lake Country Bank	Mortgage Loan, Long Prairie, MN
Marshall & Ilsley Bank	Jamestown, ND
Marshall & Ilsley Bank	Livingston, MT
Lutheran Brotherhood	Forest Lake, MN
Lutheran Brotherhood	Forest Lake, MN
Marshall & Ilsley Bank	Greenwood Office, MN
Marshall & Ilsley Bank	Greenwood, MN
American Express Financial	Pine City, MN
Valley Bank	Kalispell, MT
County Bank	Oakdale, MN
American Express Financial	Ladysmith, WI
U.S. Bank	Eden Prairie, MN
American Express Financial	Eagan, MN; Prior Lake, MN; Ripley, TN